Earnings Per Share - SBH	12 Months Ended
Sep. 30, 2018
Earnings Per Share - SBH [Abstract]
Earnings Per Share - SBH

NOTE 20 - EARNINGS PER SHARE - SBH

Basic earnings per share is computed by dividing net income attributable to controlling interest by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the dilution that would occur if share-based awards were converted into common shares that then shared in the net income of the entity available to common shareholders, as long as their effect is not antidilutive. In computing diluted earnings per share, basic earnings per share is adjusted for the assumed issuance of potentially diluted share-based awards. The Company uses the treasury stock method to reflect dilution of restricted stock units. Performance based restricted stock units are excluded if the performance targets upon which the issuance of the shares is contingent have not been achieved and the respective performance period has not been completed as of the end of the current period. The reconciliation of the numerator and denominator of the basic and diluted earnings per share calculation and the anti-dilutive shares for the years ended September 30, 2018, 2017 and 2016, are as follows:

(in millions, except per share amounts)	2018	2017	2016
Numerator
Net income (loss) from continuing operations attributable to controlling interest	$356.5	$(90.6)	$(59.1)
Income (loss) from discontinued operations attributable to controlling interest	411.8	196.6	(139.7)
Net income (loss) attributable to controlling interest	$768.3	$106.0	$(198.8)
Denominator
Weighted average shares outstanding - basic	36.9	32.2	32.0
Dilutive shares	0.1	—	—
Weighted average shares outstanding - diluted	37.0	32.2	32.0
Earnings per share
Basic earnings per share from continuing operations	$9.64	$(2.81)	$(1.85)
Basic earnings per share from discontinued operations	11.15	6.10	(4.36)
Basic earnings per share	$20.79	$3.29	$(6.21)
Diluted earnings per share from continuing operations	$9.62	$(2.81)	$(1.85)
Diluted earnings per share from discontinued operations	11.12	6.10	(4.36)
Diluted earnings per share	$20.74	$3.29	$(6.21)
Weighted average number of anti-dilutive shares excluded from denominator	—	0.4	0.5

The weighted average shares and earnings per share data on the Consolidated Statements of Income were retrospectively adjusted for all periods presented to reflect the effect of the reverse stock split on July 13, 2018, associated with the closing of the Spectrum Merger. See Note 4 – Acquisitions for further discussion on Spectrum Merger. Using (i) the 20-trading-day volume-weighted average price per share of Spectrum common stock ending on July 12, 2018, (ii) the number of shares of Spectrum common stock outstanding, the number of shares of Spectrum common stock held by HRG and its subsidiaries and the number of shares of Spectrum common stock outstanding as of July 12, 2018, (iii) $328.2 million of HRG net indebtedness and transaction expenses at closing, and (iv) a $200.0 million upward adjustment contemplated by the Merger Agreement, each HRG stockholder received a reverse stock split of approximately 0.1613 of each share of HRG stock. The following is a recalculation of the weighted average shares adjusted for the impact of the reverse stock split for the years ended September 30, 2017 and 2016:

(in millions, except per share amounts)	2017	2016
Basic
HRG weighted average shares	200.0	198.4
HRG share conversion at 1 to 0.1613	32.2	32.0
Diluted
HRG weighted average shares	200.0	198.4
HRG share conversion at 1 to 0.1613	32.2	32.2

As part of the Spectrum Merger, each share of Spectrum common stock and outstanding was converted into the right to receive one share of newly issued HRG common stock and exchange for HRG common stock. Due to the share exchange with Spectrum common stock shareholders, the total outstanding shares of the Company effectively increased 20.6 million shares in addition to the Company’s outstanding shares post-reverse stock split previously discussed.